The Groups business and general information (Details Narrative)	6 Months Ended	12 Months Ended
	Dec. 31, 2024	Jun. 30, 2025
The Group's business and general information
Economic context in which the Group operated economic contraction remains Description		In the second half of 2024, the Argentine economy showed a recovery after the contraction of the first half, with a year-on-year growth of 6.6% in the Monthly Economic Activity Estimator (EMAE). In the first half of 2025
Economic context in which the Group operated Description		Inflation: Between July 1, 2024, and June 30, 2025, accumulated inflation, measured by the Consumer Price Index (CPI), reached 39.4%. In the last months of the first half of 2025, the inflation rate showed a downward trend in a context of exchange rate regime flexibility. According to the Market Expectations Survey (REM), annual inflation projected for December 2025 is estimated at 27.3%
Economic context in which the Group operated Exchange rate Description	In the first half of 2025, an agreement was signed with the International Monetary Fund for USD 20 billion, which allowed the flexibilization of the exchange rate regime and the adoption of a band system between ARS 1,000 and ARS 1,400 per dollar for the official exchange rate	the previous scheme of gradual monthly exchange rate adjustments (crawling peg) of 1% was replaced by a managed float within bands. The Argentine peso depreciated against the US dollar, moving from an exchange rate of ARS 912 per dollar at the beginning of the fiscal year to ARS 1,205 per dollar at year-end
Economic context in which the Group operated Agriculture Description		In the agricultural sector, a temporary reduction of export duties on grains was implemented to encourage exports, and live cattle exports were reauthorized. Additionally, beef export duties were reduced from 9% to 6.75%
Business combinations interest, percent		29.12%
Ownership Interest		50.00%